Exhibit 10.35

EXECUTION COPY

INCREMENTAL COMMITMENT AGREEMENT

dated as of

August 9, 2012,

among

WATERS CORPORATION,

as Borrower,

The Subsidiary Guarantors Party Hereto,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

HSBC BANK USA, NATIONAL ASSOCIATION,

RBS CITIZENS, N.A. and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Joint Lead Arrangers and Joint Bookrunners,

and

J.P. MORGAN CHASE BANK, N.A.,

BANK OF AMERICA, N.A.,

HSBC BANK USA, NATIONAL ASSOCIATION,

RBS CITIZENS, N.A. and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Syndication Agents

INCREMENTAL COMMITMENT AGREEMENT dated as of August 9, 2012 (this “Agreement”), among WATERS CORPORATION, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, the INCREMENTAL REVOLVING LENDERS (as defined below) party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as Administrative Agent under the Credit Agreement referred to below.

A. Reference is made to the Credit Agreement dated as of July 28, 2011 (the “Credit Agreement”), among the Company, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent. Pursuant to the Credit Agreement, the Lenders have extended credit to the Company, and have agreed to extend credit to the Company, in each case pursuant to the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Pursuant to Section 2.10 of the Credit Agreement, the Company has requested that the total Revolving Commitments be increased by an amount not greater than $200,000,000.

C. Subject to the terms and conditions set forth herein, each Person party hereto whose name is set forth on Schedule I hereto (each such Person, an “Incremental Revolving Lender”) has agreed to extend a Revolving Commitment or increase its existing Revolving Commitment, as the case may be, to the Company in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Revolving Commitments”).

D. This Agreement is the incremental commitment agreement entered into pursuant to Section 2.10(a) of the Credit Agreement to provide for the Incremental Revolving Commitments referred to above.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Incremental Revolving Commitment. (a) Subject to the terms and conditions set forth herein, on the Commitment Increase Effective Date (as defined below), the Incremental Revolving Commitments of each Incremental Revolving Lender shall become effective. The Incremental Revolving Commitments shall terminate on the Maturity Date applicable to the Revolving Commitments outstanding under the Credit Agreement immediately prior to the Commitment Increase Effective Date (the “Existing Commitments”) and have terms (including in respect of fees and interest rates) identical to the terms of the Existing Commitments.

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(b) From and after the Commitment Increase Effective Date, for all purposes of the Loan Documents, (i) the Incremental Revolving Commitments shall constitute “Commitments” and “Revolving Commitments” under the Credit Agreement and shall be deemed to constitute the same class of Commitments as the Existing Commitments, (ii) Loans made pursuant to the Incremental Revolving Commitments contemplated hereby shall constitute “Revolving Loans” and “Loans” under the Credit Agreement and shall be deemed to constitute the same class of Loans as any Loans made pursuant to the Existing Commitments and (iii) each Incremental Revolving Lender shall be (or in the case of any Incremental Revolving Lender with an Existing Commitment, continue to be) a “Revolving Lender” and a “Lender” under the Credit Agreement, and shall have all the rights and obligations of a Lender holding a Commitment under the Credit Agreement.

SECTION 2. Representations andWarranties. To induce the other parties hereto to enter into this Agreement, the Company represents and warrants to each of the Incremental Revolving Lenders and the Administrative Agent that:

(a) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) on the Commitment Increase Effective Date, and after giving effect to this Agreement and the transactions contemplated hereby to occur on such date, (i) the representations and warranties set forth in the Loan Documents (including the representations and warranties set forth in Section 3.06 and 3.07(b) of the Credit Agreement without giving effect to the phrase “As of the date hereof,” therein) are true and correct in all material respects as though made on and as ofthe Commitment Increase Effective Date, other than representations and warranties which are given as of a particular date (other than the representations and warranties set forth in Section 3.06 and 3.07(b) of the Credit Agreement), in which case such representations and warranties are true and correct as of that date, and (ii) no Default has occurred and is continuing.

SECTION 3. Conditions. This Agreement shall become effective as of the first date on which each of the following conditions is satisfied (the “Commitment Increase Effective Date”):

(a) the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Incremental Revolving Lenders and dated the Commitment Increase Effective Date) of each of (i) Morgan, Lewis &

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Bockius, LLP, counsel for the Company, substantially in the form of Exhibit C-1 of the Credit Agreement and (ii) the general counsel of the Company, substantially in the form of Exhibit C-2 of the Credit Agreement;

(c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the formation, existence and good standing of the Loan Parties and the authorization of the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(d) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied (without giving effect to the phrase “As of the date hereof,” in Section 3.06 or 3.07(b) of the Credit Agreement) on and as of the Commitment Increase Effective Date, and the Administrative Agent shall have received a certificate, dated the Commitment Increase Effective Date and signed by the chief financial officer of the Company, confirming compliance with such conditions;

(e) the Company shall have paid to the Administrative Agent for the account of each Increasing Lender and each Non-Increasing Lender any and all accrued but unpaid interest on the Initial Loans on the Commitment Increase Effective Date and, to the extent the Commitment Increase Effective Date occurs on a date other than the last day of the Interest Period relating to any Eurocurrency Loan outstanding immediately prior to the Commitment Increase Effective Date (and breakage costs result), shall have made payments required by Section 2.16 of the Credit Agreement in connection with the Commitment Increase; and

(f) the Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement or under Section 5 hereof.

SECTION 4. Reaffirmation of Guarantors. By executing this Agreement, each Subsidiary Guarantor consents to this Agreement and the Incremental Revolving Commitments provided for herein and confirms that the Subsidiary Guarantee Agreement to which it is party will continue to apply in respect of the Credit Agreement and the obligations of such Subsidiary Guarantor, in each case after giving effect to the Commitment Increase contemplated hereby.

SECTION 5. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 6. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken

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together, shall constitute but one contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

WATERS CORPORATION,

by	/s/ John A. Ornell
Name: John A. Ornell
Title: Chief Financial Officer and Vice President

WATERS TECHNOLOGIES CORPORATION,

by	/s/ John A. Ornell
Name: John A. Ornell
Title: Chief Financial Officer and Vice President

ENVIRONMENTAL RESOURCE ASSOCIATES, INC.,

by	/s/ John A. Ornell
Name: John A. Ornell
Title: Treasurer

NIHON WATERS LIMITED,

by	/s/ John A. Ornell
Name: John A. Ornell
Title: Chief Financial Officer and Vice President

WATERS ASIA LIMITED,

by	/s/ John A. Ornell
Name: John A. Ornell
Title: Chief Financial Officer and Vice President

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

TA INSTRUMENTS – WATERS LLC,

By: Waters Technologies Corporation, its Managing Member

/s/ John A. Ornell
Name:	John A. Ornell
Title:	Chief Financial Officer and Vice President

WATERS FINANCE V LLC,

by	/s/ John A. Ornell
Name: John A. Ornell
Title: Chief Financial Officer and Vice President

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

JPMORGAN CHASE BANK, NA., as Administrative Agent

by	/s/ Kenneth D. Coons
Name: Kenneth D. Coons
Title: Vice President – Senior Underwriter

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Incremental Revolving Lender:	JPMORGAN CHASE BANK, N.A.

	by	/s/ Kenneth D. Coons
Name: Kenneth D. Coons
Title: Vice President – Senior Underwriter

Name of Incremental Revolving Lender:	Bank of America, N.A.

	by	/s/ Linda E.C. Alto
Name: Linda E.C. Alto
Title: Senior Vice President

Name of Incremental Revolving Lender:	HSBC Bank USA, National Association

	by	/s/ David A. Carroll
Name: David A. Carroll
Title: Vice President

Name of Incremental Revolving Lender:	RBS Citizens, N.A.

	by	/s/ Patrick Keffer
Name: Patrick Keffer
Title: Senior Vice President

Name of Incremental Revolving Lender:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

	by	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Incremental Revolving Lender:	Mizuho Corporate Bank (USA)

	by	/s/ Bertram Tang
Name: Bertram Tang
Title: SVP & Team Leader

Name of Incremental Revolving Lender:	U.S. Bank, N.A.

	by	/s/ Christopher T. Kordes
Name: Christopher T. Kordes
Title: Senior Vice President

Name of Incremental Revolving Lender:	TD Bank, N.A.

	by	/s/ Shreya Shah
Name: Ms. Shreya Shah
Title: Senior Vice President

Name of Incremental Revolving Lender:	DNB Bank ASA, Grand Cayman Branch

	by	/s/ PAL BOGER
Name: PAL BOGER
Title: Vice President

For any Incremental Revolving Lender requiring a second signature line:

by	/s/ Geshu Sugandh
Name: Geshu Sugandh
Title: Vice President

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Incremental Revolving Lender:	KEYBANK NATIONAL ASSOCIATION

	by	/s/ Sukanya V. Raj
Name: Sukanya V. Raj
Title: Vice President & Portfolio Manager

Name of Incremental Revolving Lender:	The Bank of New York Mellon

	by	/s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Managing Director

Name of Incremental Revolving Lender:	The Huntington National Bank

	by	/s/ Jared Shaner
Name: Jared Shaner
Title: Staff Officer

Name of Incremental Revolving Lender:	THE NORTHERN TRUST COMPANY

	by	/s/ Daniel Boote
Name: Daniel Boote
Title: Senior Vice President

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Incremental Revolving Lender:	The Governor and Company of the Bank of Ireland

	by	/s/ Padraig Rushe
Name: Padraig Rushe
Title: Authorized Signatory

For any Incremental Revolving Lender requiring a second signature line:

	by	/s/ Wendy Hobson
Name: Wendy Hobson
Title: Authorized Signatory

Name of Incremental Revolving Lender:	People’s United Bank

	by	/s/ Michael Maggiacomo
Name: Michael Maggiacomo
Title: SVP

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]